Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 30th day of September, 2014 by and between Trevor Robertson (hereinafter referred to as “Seller”) who is the record and beneficial owner of capital stock of Licont Corp, a Nevada corporation (the “Company”) and Nick Canillas (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desire to purchase from the Seller, 1,500,000 shares of Common Stock (the “Shares”), par value $0.001 per share, on and subject to the terms of this Agreement;

WHEREFORE, the parties hereto hereby agree as follows:

1.            Sale of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Seller shall sell the Shares to the Purchaser, and the Purchaser shall purchase the Shares from the Seller for an agreed upon amount of $55,000 (the “Purchase Price”).

2.            Closing.

(a)            The purchase and sale of the Shares shall take place at a closing (the “Closing”), to be held at such date and time at the law office of Scott D. Olson as shall be determined by the Purchaser on notice to the Seller.

(b)            At the Closing:

(i) The Seller shall deliver to the Purchaser a certificate (or certificates) for the Shares, along with a fully executed stock power that is medallion guaranteed and duly endorsed in form for transfer to the Purchaser.

(ii) The Purchaser shall pay to the Seller the Purchase Price for the Shares.

(c)            At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(d)            All representations, covenants and warranties of the Purchaser and Seller contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

3.            Representations and Warranties of the Purchaser. Purchaser hereby makes the following representations and warranties to the Seller:

(a)            Authorization. Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Purchaser in connection with the execution and performance by the Purchaser of this Agreement or the execution and performance by the Purchaser of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b)            Validity; Execution. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)            Accredited Investor. Purchaser understands and acknowledges that the investment represented by the Shares is speculative in nature and that Purchaser may lose his/her/its entire investment. Purchaser has adequate means of providing for Purchaser’s current financial needs and possible financial contingencies, and Purchaser has no present need, and anticipates no need in the foreseeable future, to sell any of the Shares. Purchaser is able to bear the economic risk associated with the purchase of the Shares, and, consequently, without limiting the generality of the foregoing, Purchaser (a) is able to hold any of the Shares for an indefinite period of time, and (b) has a sufficient net worth to sustain a loss of Purchaser’s entire investment in the Shares. Purchaser has such experience in financial and business matters (or has consulted, or has had the opportunity to consult, with an attorney, accountant or other investment advisor who has experience in financial and business matters and is unaffiliated with and not compensated by the Company or any affiliate or agent, either directly or indirectly, of the Company) that Purchaser is capable of evaluating the merits and risks and protecting Purchaser’s interests in connection with the Agreement.

(d)            Investment Purpose in Acquiring the Shares.

(i) Generally. Purchaser is acquiring the Shares for Purchaser’s account for investment purposes only and not with a view to their resale or distribution. Purchaser has no present intention to divide Purchaser’s participation with others or to resell or otherwise dispose of all or any part of the Shares.

(ii) Compliance with Securities Act. Purchaser agrees that if Purchaser sells or distributes the Shares in the future, Purchaser shall sell or distribute them pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and any applicable “Blue Sky” laws. Purchaser agrees that Purchaser will not transfer any part of the Shares without (i) effective registration under the Securities Act and applicable Blue Sky laws, or (ii) obtaining an opinion of counsel satisfactory in form and substance to counsel for the Company stating that the proposed transaction will not result in a prohibited transaction under the Securities Act and the applicable Blue Sky laws.

(e)            Information About the Company.

(i) Purchaser has received and examined (and, if Purchaser has so requested, Purchaser’s attorneys, accountants and/or other investment advisors have received and examined) all information, including financial statements, of or concerning the Company which Purchaser considers (and, if appropriate, such attorneys, accountants and/or other investment advisors consider) necessary to making an informed decision regarding an investment in the Shares. In addition, Purchaser and, if Purchaser so requested, Purchaser’s attorneys, accountants and/or other investment advisors have had the opportunity to ask questions of, and receive answers from, the officers and agents of the Company and to obtain such information, to the extent such persons possessed the same or could acquire it without unreasonable effort or expense, as Purchaser or they deemed necessary to verify the accuracy of the information referred to herein.

(ii) Purchaser has reviewed all reports, definitive proxy materials and registration statements for all periods ending on or prior to the date hereof (all of the foregoing being collectively referred to as the “SEC Documents”) and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Shares.

(iii) Purchaser acknowledges and agrees that the Company has not and will not provide Purchaser or any other person or entity with a prospectus for use by such person or entity in selling any of the Shares. Purchaser has relied solely on the information in the SEC Documents and Purchaser’s personal inquiries to the Company in making Purchaser’s decision to purchase the Shares hereunder and, except for the representations and warranties of Seller set forth in Section 4 above, Purchaser has not relied on any statements or other information of or from Sellers in connection therewith.

(f)            No Advertisement. The sale of the Shares has not been accompanied by the publication of any advertisement, and no promise, covenant or other representation has been made in connection with the sale of the Shares other than those contained in the Agreement.

4.            Representations and Warranties of the Seller. Seller hereby makes the following representations and warranties to the Purchaser, which may be relied on by any subsequent purchasers of the Purchaser’s capital stock and their counsel:

(a)            Seller owns the Shares free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind.

(b)            Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Seller in connection with the execution and performance by the Seller of this Agreement or the execution and performance by the Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

(c)            This Agreement has been duly executed and delivered by the Seller. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(d)            There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Seller’s knowledge, threatened against the Seller or any of Seller’s properties. There is no judgment, decree or order against the Seller that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(e)            There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Seller’s knowledge, threatened against the Seller or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the Seller’s knowledge, threatened against the Seller.

(f)            The Seller has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

(g)            The Seller is aware of the Company’s business affairs and financial condition and has reached an informed and knowledgeable decision to sell the Shares.

(h)            The Seller acknowledges that it is aware of and acknowledges that it is the intention of the Company to cause the Company to consummate a merger with a private company following the Closing. Seller acknowledges and confirms that it understands that, upon consummation of that merger, it is likely that each Share will increase in value, possibly substantially. Seller has been made aware of all of the information concerning the proposed merger, the private placement related thereto in which the Company will be recapitalized with significant cash proceeds, and about the target company for the merger, including the risks associated therewith to the same extent that the Buyers have been made aware of such information, and have received satisfactory answers to any questions Seller has asked and desires to complete the sale of the Shares contemplated under this Agreement.  Seller has acknowledged and does acknowledge that as a result of the merger and private placement, the percentage ownership of the Company will be reduced, in certain cases to zero, that Seller shall have no right to adjustment of the number of shares, and the Company has no obligation to provide any “anti-dilution” or other protection, pre-emptive, subscription, or first refusal rights to Seller.

5.            Finder’s Fee. Seller represents and warrants that no person is entitled to receive a finder’s fee from Seller in connection with this Agreement as a result of any action taken by the Purchaser or Seller pursuant to this Agreement, and agrees to indemnify and hold harmless the other party, its officers, directors and affiliates, in the event of a breach of the representation and warranty. This representation and warranty shall survive the Closing.

6.            Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by all of the parties hereto.

7.            Miscellaneous.

(a)            Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b)            Severability. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c)            Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 7(c). Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.

(d)            Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. By execution and delivery of this Agreement, each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of San Diego in the State of California; (ii) irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 7(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e)            Waiver of Jury Trial. EACH PARTY hereby expressly waiveS any right to a trial by jury in the event of any suit, action or proceeding to enforce this Agreement or any other action or proceeding which MAY arise OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(f)            Parties to Pay Own Expenses. Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

(g)            Successors. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(h)            Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(i)            Facsimile and Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(j)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)            Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Seller:

By:	/s/ Trevor Robertson
Name: Trevor Robertson

Purchaser:

By:	/s/ Nick Canillas
Name: Nick Canillas
Number of Shares Purchased 1,500,000

-6-